UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2026

Bakkt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39544	41-2324812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3280 Peachtree Road NE, 7th Floor
Atlanta, Georgia	30305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 534-5849

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On April 30, 2026, Bakkt, Inc. (the “Company”), through an indirect wholly-owned subsidiary, Bividen Limited, a limited liability company incorporated in Cyprus (“Bividen”), completed its acquisition of Distributed Technologies Research Global Ltd., a private limited company incorporated in Cyprus (“DTR”). As previously disclosed, the Company and Bakkt Opco Holdings, LLC (“Opco”), a Delaware limited liability company and wholly owned subsidiary of the Company, entered into a Share Purchase Agreement dated January 11, 2026 (the “Purchase Agreement”) with, DTR and Akshay Naheta (Mr. Naheta or the “Seller”), pursuant to which the Company agreed to acquire all of the outstanding equity interests in DTR from the Seller and the other beneficial owners of DTR shares (collectively, the “DTR Holders”) in exchange for the Company issuing the Consideration Shares (as defined below) to the DTR Holders. Mr. Naheta is Chief Executive Officer (“CEO”), President and a member of the Board of Directors (the “Board”) of the Company. Prior to the Closing (as defined below), Opco designated Bividen as the Buyer Designee (as defined in the Purchase Agreement) pursuant to the Purchase Agreement and Bividen replaced Opco as Buyer (as defined in the Purchase Agreement) for purposes of consummating the acquisition of DTR at Closing.

At the closing of the acquisition of DTR (the “Closing”), the Company issued an aggregate of 11,316,775 shares (such shares, the “Consideration Shares”) of its Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), comprised of (A) 31.5% of (i) the aggregate number of shares of Class A Common Stock that were issued and outstanding immediately prior to the Closing plus (ii) the aggregate number of shares of the Company’s capital stock issuable upon full exercise or conversion of any options or other convertible derivative securities that were outstanding immediately prior to the Closing, on an as-converted basis, but excluding any outstanding warrants to purchase shares of the Class A Common Stock, or 2,303,465 shares, less (B) the Adjustment Amount (as defined hereafter). The aggregate number of shares of Class A Common Stock issuable as Consideration Shares was reduced by 196,532 shares of Class A Common Stock (the “Adjustment Amount”) pursuant to the terms of the Purchase Agreement, which such Adjustment Amount equals (x) the aggregate amount of certain shareholder loans extended to DTR by the Seller or his affiliates that were outstanding immediately prior to the Closing and (y) transaction expenses that DTR or Mr. Naheta incurred in excess of the $1.5 million of transaction expenses that the Company agreed to reimburse under the Purchase Agreement divided by (z) the volume-weighted average trading price for a share of Class A Common Stock measured over the 20 consecutive trading day period ending on and including the day immediately prior to the Closing, or $8.65.

In addition, following the Closing, to the extent the Company issues shares of Class A Common Stock in respect of warrants to purchase shares of Class A Common Stock that were outstanding as of the date of the Purchase Agreement, the Consideration Shares will be increased by a number of shares equal to (x) 31.5% multiplied by (y) the number of shares of Class A Common Stock issued upon the exercise or conversion of such warrants. Assuming all such warrants are fully exercised for cash, the Company would issue up to an additional 725,592 shares of Class A Common Stock as part of the Consideration Shares.

The material terms and conditions of the Purchase Agreement were described in Item 1.01 of the Current Report on Form 8-K filed by the Company with the SEC on January 12, 2026 (the “Prior Report”) under the heading Purchase Agreement, the description of which is incorporated herein by reference and qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed as Exhibit 10.1 to the Prior Report and is also incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information contained above in Item 2.01 is hereby incorporated by reference into this Item 3.02. The securities of the Company issued, as described herein, were issued without registration pursuant to the exemption provided by Section 4(a)(2) under the Securities Act of 1933, as amended.

Item 5.01	Changes in Control of Registrant

The information contained above in Item 2.01 is hereby incorporated by reference into this Item 5.01. As a result of the Closing, a change in control of the Company occurred solely for purposes of this Item 5.01. Immediately after the Closing, Mr. Naheta, our CEO, President and a member of the Board beneficially owns 11,127,563 shares of Class A Common Stock of the Company, approximately 22.3% of the Company’s securities.

Item 7.01	Regulation FD Disclosure

On April 30, 2026, the Company issued a press release announcing the Closing of the acquisition of DTR. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated April 30, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BAKKT, INC.

By:	/s/ Marc D’Annunzio
Name: Marc D’Annunzio
Title: General Counsel and Secretary

Dated: April 30, 2026